Calamos® Family of Funds

Supplement dated October 15, 2010 to
Calamos® Family of Funds Prospectuses for
Class A, B and C shares and Class I and R shares each dated March 1, 2010, as previously supplemented on June 1, 2010

Convertible Fund

The following new language is inserted as a new sub-section titled “Closed Fund Policies — Calamos Convertible Fund” on page 53 of the Calamos® Family of Funds Prospectus for Class A, B and C shares and on page 44 of the Calamos® Family of Funds Prospectus for Class I and R shares:

Effective October 29, 2010, the Fund is closed to most new investor purchases unless certain criteria are met, including, among others, purchases through platform level asset allocation models and purchases by direct clients of Calamos Advisors or its affiliates.

Additionally, the following new language is inserted as a new sub-section titled “Closed Fund Policies — Calamos Convertible Fund” immediately prior to the sub-section “What classes of shares do the Funds offer?” on page 78 of the Calamos® Family of Funds Prospectus for Class A, B and C shares and on page 66 of the Calamos® Family of Funds Prospectus for Class I and R shares:

Effective October 29, 2010, the Convertible Fund is closed to most new investors. Current investors in the Fund as of the close date may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted unless you meet the criteria outlined below.

The Fund has limited sales of its shares because Calamos Advisors, the Fund’s adviser, believes continued sales, without restriction, may adversely affect the Fund’s ability to achieve its investment objective. Sales of Fund shares to new investors have generally been discontinued and financial intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. New investors who meet certain criteria described below, however, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make subsequent investments in the Fund unless you meet one of the specified criteria. The Fund may resume unrestricted sales of its shares at some future date, but it has no present intention to do so.

Investors who meet one of the following criteria may be able to invest in the Fund:

(i)	discretionary investment advisers may continue to invest in the Fund through an existing account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders;

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(ii)	under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership;

(iii)	it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Calamos Advisors LLC, the Fund’s investment adviser, and any of its affiliates, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in the Fund prior to its closing;

(iv)	new and additional investments made through platform-level asset allocation models within mutual fund wrap and fee-based programs;

(v)	upon prior approval, employees of Calamos Advisors and its affiliates may open new accounts in the closed Fund; Trustees of the Calamos Funds and directors of Calamos Asset Management, Inc. may also open new accounts in the closed Fund;

(vi)	direct clients of Calamos Advisors, or any affiliate, may open new accounts in the Fund; and

(vii)	in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers.

Requests for new accounts into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Fund is in the best interests of existing Fund shareholders. The Fund reserves the right to modify the extent to which sales of shares are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases do not have a detrimental effect on the portfolio management of the Fund.

Class I Shares

Effective immediately, the third paragraph under “Class I Shares” is replaced in its entirety, which is located on pages 66 and 67 of the Calamos® Family of Funds Prospectus for Class I and R shares:

The minimum initial investment required to purchase each Fund’s Class I shares is $1 million. There is no minimum subsequent investment requirement. Each Fund may waive the minimum initial investment of $1 million at its sole discretion. The minimum initial investment is waived for current or retired trustees of the Trust, Calamos Asset Management, Inc. and its subsidiaries, officers, employees and their immediate family members, including a spouse, child, stepchild, parent, step parents, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships. Also, the minimum initial investment for Class I shares may be waived or reduced at the discretion of Calamos Financial Services LLC (“CFS”), the Funds’ distributor, including waivers or reductions for purchases made through certain registered investment advisers and qualified third party platforms.

Retain this supplement for future reference.

Calamos Family of Funds

Calamos Convertible Fund

Supplement dated October 15, 2010 to Summary Prospectus for
Class A, B and C shares and to Summary Prospectus for
Class I and R shares each dated March 1, 2010

The following new language is inserted in the “Buying and Redeeming Fund Shares” section as a new paragraph between the first and second full paragraphs:

“Effective October 29, 2010, the Fund is closed to most new investor purchases unless certain criteria are met, including, among others, purchases through platform level asset allocation models and purchases by direct clients of Calamos Advisors or its affiliates.”

Please retain this supplement for future reference.

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